UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 30, 2008

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Employment Agreements with Certain Executive Officers

Selective Insurance Company of America (“SICA”), a wholly-owned subsidiary of Selective Insurance Group, Inc. (the “Registrant”), entered into amended Employment Agreements (collectively, the “Employment Agreements”) with Gregory E. Murphy, Dale A. Thatcher, Richard F. Connell, and Kerry A. Guthrie (the “Executives”), as of December 23, 2008.  The Employment Agreements were amended to comply with the requirements of Section 409(A) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”), namely (i) to provide that the payments or benefits due to a “specified employee” on account of a “separation from service” will be delayed for six months following such Executive’s separation from service; and (ii) to subject reimbursements due to the Executive to the timing rules imposed under Section 409(A).

The Employment Agreements were also amended in response to Internal Revenue Service guidance issued earlier this year on tax-deductible “performance-based” compensation under Section 162(m) of the Code, clarifying that certain severance payments and severance benefits under the Employment Agreements are not based on the “deemed” acceleration of current performance measures.  The Employment Agreements were additionally amended to substitute the contracting party to the agreement from the Registrant to SICA.  The amended Employment Agreements do not otherwise substantively change the terms or conditions of the previous employment agreements (the “Prior Agreements”) entered into with the Executives, and upon execution of the Employment Agreements, the Prior Agreements were terminated.

The following table summarizes the principal provisions of the Employment Agreements.  Defined terms used in this table, but not defined in this Report, have the meanings given to them in the Employment Agreements.

Term	Continuation of the Prior Agreements’ initial three (3) year term,(1) automatically renewed for additional one (1) year periods unless terminated by either party with written notice.
Compensation	Base salary.(2)
Benefits
Eligible to participate in incentive compensation plan, stock plan, 401(k) plan, defined benefit pension plan and any other stock option, stock appreciation right, stock bonus, pension, group insurance, retirement, profit sharing, medical, disability, accident, life insurance, relocation plan or policy, or any other plan, program, policy or arrangement of the Registrant or SICA intended to benefit SICA’s employees generally.

Vacation and Reimbursements	Vacation time and reimbursements for ordinary travel and entertainment expenses in accordance with SICA’s policies.
Perquisites	Suitable offices, secretarial and other services, and other perquisites to which other executives of SICA are generally entitled.

Severance and Benefits on Termination without Change in Control
•  For Cause or Resignation by Executive other than for Good Reason:  Salary and benefits accrued through termination date.
•  Death or Disability:  Multiple(3) of:  (i) Executive’s salary, plus (ii) average of three (3) most recent annual cash incentive payments; provided that any such severance payments be reduced by life or disability insurance payments under policies with respect to which SICA paid premiums.
•  Without Cause by SICA, Relocation of Office over Fifty (50) Miles (without Executive’s consent), Resignation for Good Reason by Executive:
o Multiple(3) of:  (i) Executive’s salary, plus (ii) average of three (3) most recent annual cash incentive payments.
o Medical, dental, vision, disability and life insurance coverage in effect for Executive and dependents until the earlier of specified period of months(4) following termination or commencement of equivalent benefits from a new employer.
•  Stock Awards:  Except for termination for Cause or resignation by the Executive other than for Good Reason, immediate vesting and possible extended exercise period, as applicable, for any previously granted stock options, stock appreciation rights, cash incentive units, restricted stock and stock bonuses.

Severance and Benefits on Termination after Change in Control
For termination Without Cause or by Executive with Good Reason within two (2) years following a Change in Control (as defined in the Employment Agreement), Executive is entitled to:
•  Severance payment equal to multiple(5) of the greater of (i) Executive’s salary plus target annual cash incentive payment; or (ii) Executive’s salary plus the average of Executive’s three (3) immediately prior annual cash incentive payments.
•  Medical, dental, vision, disability and life insurance coverage in effect for Executive and dependents until the earlier of period of months(6) following termination or commencement of equivalent benefits from a new employer.
•  Stock Awards, same as above, except that the initial number of cash incentive units is increased by 150%.
•  Tax Gross-Up Payment, if necessary, to offset any excise tax imposed on Executive for such payments or benefits.

Release; Confidentiality and Non-Solicitation
•  Receipt of severance payments and benefits conditioned upon:
o Entry into release of claims; and
o No disclosure of confidential or proprietary information or solicitation of employees to leave the Registrant or its subsidiaries for a period of two (2) years following the termination of the Employment Agreement.

(1)  Initial three (3) year term ends on April 25, 2009 for Mr. Murphy and July 31, 2009 for Messrs. Connell, Thatcher, and Guthrie.

(2)  As of December 23, 2008, the annual base salaries for the Executives were as follows:  Mr. Murphy, $900,000; Mr. Thatcher, $475,000; Mr. Connell, $450,000; and Mr. Guthrie, $425,000.

(3)  For Mr. Murphy the multiple is 2; for Mr. Connell the multiple is 1.75; and for Messrs. Thatcher and Guthrie the multiple is 1.5.

(4)  For Mr. Murphy the period is 24 months; for Mr. Connell, 21 months; and for Messrs. Thatcher and Guthrie, 18 months.

(5)  For Mr. Murphy the multiple is 2.99; for Mr. Connell the multiple is 2.5; and for Messrs. Thatcher and Guthrie the multiple is 2.

(6)  For Mr. Murphy the period is 36 months; and for Messrs. Connell, Thatcher, and Guthrie, 24 months.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirely by reference to the full text of the Employment Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, and 10.4 and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

10.1	Employment Agreement between Selective Insurance Company of America and Gregory E. Murphy, dated as of December 23, 2008
10.2	Employment Agreement between Selective Insurance Company of America and Dale A. Thatcher, dated as of December 23, 2008
10.3	Employment Agreement between Selective Insurance Company of America and Richard F. Connell, dated as of December 23, 2008
10.4	Employment Agreement between Selective Insurance Company of America and Kerry A. Guthrie, dated as of December 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: December 30, 2008	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Selective Insurance Company of America and Gregory E. Murphy, dated as of December 23, 2008
10.2	Employment Agreement between Selective Insurance Company of America and Dale A. Thatcher, dated as of December 23, 2008
10.3	Employment Agreement between Selective Insurance Company of America and Richard F. Connell, dated as of December 23, 2008
10.4	Employment Agreement between Selective Insurance Company of America and Kerry A. Guthrie, dated as of December 23, 2008